UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

April 15, 2011

SAKS INCORPORATED

Tennessee	1-13113	62-0331040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, New York, New York 10017

(212) 940-5305

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Reference is made to the Indenture, dated as of February 17, 1999 (the “Original 2019 Note Indenture”), among Saks Incorporated (the “Company”), the subsidiary guarantors named therein and The First National Bank of Chicago, as trustee, related to the 7-3/8% Notes due 2019 (the “2019 Notes”) (incorporated by reference to the Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on February 19, 1999) as amended by the Second Supplemental Indenture, dated as of May 18, 2000, among the Company, the subsidiary guarantors named therein and Bank One Trust Company, National Association (“Bank One”) (successor-in-interest to The First National Bank of Chicago), as Trustee (incorporated by reference to Exhibit 4.3.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and filed with the Commission on March 23, 2009 (the “2009 10-K”)), as amended by the Third Supplemental Indenture, dated as of April 18, 2001, among the Company, the subsidiary guarantors named therein and Bank One, as Trustee (incorporated by reference to Exhibit 4.3.2 to the 2009 10-K), as amended by the Fourth Supplemental Indenture, dated as of November 19, 2001, among the Company, the subsidiary guarantors named therein and Bank One, as Trustee (incorporated by reference to Exhibit 4.3.3 to the 2009 10-K), as amended by the Fifth Supplemental Indenture, dated as of February 12, 2002, among the Company, the subsidiary guarantors named therein and Bank One, as Trustee (incorporated by reference to Exhibit 4.3.4 to the 2009 10-K), as amended by the Sixth Supplemental Indenture, dated as of June 23, 2004, among the Company, the subsidiary guarantors named therein and J.P. Morgan Trust Company, National Association (“J.P. Morgan”) (successor-in-interest to Bank One), as Trustee (incorporated by reference to Exhibit 4.3.5 to the 2009 10-K), as amended by the Seventh Supplemental Indenture, dated as of July 19, 2005, among the Company, the subsidiary guarantors named therein, and J.P. Morgan, as Trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the Commission on July 21, 2005), as amended by the Eighth Supplemental Indenture, dated as of January 31, 2010, among the Company, the subsidiary guarantors named therein, and The Bank of New York Mellon (successor in interest to J.P. Morgan), as Trustee (incorporated by reference to Exhibit 4.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2010 and filed with the Commission on March 18, 2010) (the Original 2019 Note Indenture, as so amended, the “Existing 2019 Note Indenture”).

On April 15, 2011, the 2019 Notes were redeemed. As a result of that redemption, the Existing 2019 Note Indenture has been terminated.

Item 7.01.	Regulation FD Disclosure.

On April 15, 2011, the Company issued a press release, which is incorporated herein as Exhibit 99.1, announcing, as described in Item 1.02 above, that it had completed the redemption of the Notes on April 15, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index immediately following signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2011	SAKS INCORPORATED

	By:	/s/ Kevin. G. Wills
	Name:	Kevin G. Wills
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 15, 2011 re note redemption

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